UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 4, 2012

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 4, 2012, Polycom, Inc. (the “Company”) completed the previously announced divestiture of its enterprise wireless voice solutions business (“EWS Business”) to Mobile Devices Holdings, LLC, an affiliate of Sun Capital Partners, Inc. for cash consideration of approximately $50.7 million, plus up to an additional $57.0 million in cash over the next four years subject to certain conditions, including meeting certain agreed-upon EBITDA-based milestones as set forth in the Purchase and Sale Agreement dated May 10, 2012, as amended on October 22, 2012 (the “Amended Purchase Agreement”).

The foregoing description of the disposition is qualified in its entirety by reference to the full text of the Amended Purchase Agreement. The Purchase and Sale Agreement was filed as Exhibit 2.1 to the Quarterly Report on Form 10-Q filed on August 1, 2012 and is incorporated by reference herein. The Amendment No. 1 to Purchase and Sale Agreement was filed as Exhibit 2.1 to the Quarterly Report on Form 10-Q filed on October 31, 2012 and is incorporated by reference herein.

The unaudited condensed consolidated financial statements giving effect to the sale of the EWS Business, and the related notes thereto, are attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are attached hereto as Exhibit 99.1:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Nine months ended September 30, 2011 and 2012

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years ended December 31, 2009, 2010 and 2011

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits

2.1	Purchase and Sale Agreement by and between Polycom, Inc. and Mobile Devices Holdings, LLC, dated May 10, 2012 (which is incorporated herein by reference to Exhibit 2.1 to Polycom’s Quarterly Report on Form 10-Q filed with the Commission on August 1, 2012)

2.2	Amendment No. 1 to Purchase and Sale Agreement by and between Polycom, Inc. and Mobile Devices Holdings, LLC, dated October 22, 2012 (which is incorporated herein by reference to Exhibit 2.1 to Polycom’s Quarterly Report on Form 10-Q filed with the Commission on October 31, 2012)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Polycom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Eric F. Brown
Eric F. Brown
Chief Operating Officer, Chief Financial Officer and Executive Vice President

Date: December 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase and Sale Agreement by and between Polycom, Inc. and Mobile Devices Holdings, LLC, dated May 10, 2012 (which is incorporated herein by reference to Exhibit 2.1 to Polycom’s Quarterly Report on Form 10-Q filed with the Commission on August 1, 2012)

2.2	Amendment No. 1 to Purchase and Sale Agreement by and between Polycom, Inc. and Mobile Devices Holdings, LLC, dated October 22, 2012 (which is incorporated herein by reference to Exhibit 2.1 to Polycom’s Quarterly Report on Form 10-Q filed with the Commission on October 31, 2012)

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Polycom, Inc.

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